Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events.
Subsequent Events

19. Subsequent Events

In January 2020, the Group acquired 100% of the equity interests of Jinbaoxin Shenzhen Insurance Brokers Co, Ltd., a company with license to engage in insurance brokerage business in the PRC, with total cash consideration of RMB28 million.

In December 2019, novel coronavirus (COVID-19) emerged and has subsequently spread worldwide. The epidemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere. Consequently, the Group’s business in the first quarter of 2020 was adversely affected as a result of the quarantines requirement to the platform users and the temporary closure of medical aesthetic service providers on the Company’s platform, which led to the decrease of total revenues compared with fourth quarter of 2019. The COVID-19 outbreak may further adversely affect the Group’s financial condition and operating results for 2020, including but not limited to negative impact to the Group’s total revenues and impairment to the Group’s long-term investments, which is determined by the management to be a non-adjusting subsequent event. Because of the uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.

In January and April 2020, the Company granted 1,521,475 share options to its employees and executives with an exercise price of $0.1 per share, with the vesting period from one year to four years. The Group is in the process of finalizing the fair value assessment.

In the first quarter of 2020, the Group entered into one loan agreement with Beijing Sharing New Medical Technology Co., Ltd.. The principle of the loan provided to Beijing Sharing New Medical Technology Co., Ltd. is RMB4,557, with a term of one year and an annual interest rate of 4.35%.